          LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN GLOBAL 50 FUND

June 1, 1999

Dear Shareholder:

We are pleased to report that the J.P. Morgan Global 50 Fund delivered a strong total return of 26.65% for the six months ended April 30, 1999, exceeding the returns of both Lipper Global Funds Average and the MSCI World Index by approximately 700 basis points.

The fund's net asset value on April 30 was $16.92 per share, increasing from $13.36 per share on October 31, 1998. The fund's net assets stood at nearly $91 million on April 30.

Included in this report is an interview with Shawn Lytle, a member of the portfolio management team. This interview is designed to reflect what happened during the reporting period, as well as provide an outlook for the months ahead.

As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please telephone your Morgan representative or

J.P. Morgan Funds Services at 800-521-5411.

Sincerely yours,

/s/  Ramon de Oliveira                   /s/  Keith M. Schappert

Ramon de Oliveira                        Keith M. Schappert
Chairman of Asset Management Services    President of Asset Management Services
J.P. Morgan & Co. Incorporated           J.P. Morgan & Co. Incorporated

-------------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS. . . .1      FUND FACTS AND HIGHLIGHTS. . . . . . . 6
FUND PERFORMANCE. . . . . . . . .2      FINANCIAL STATEMENTS . . . . . . . . . 8
PORTFOLIO MANAGER Q&A . . . . . .3
-------------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE

One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE

                                       TOTAL RETURNS
                                       ----------------------------------------------
                                       ONE       THREE     SIX       SINCE
AS OF APRIL 30, 1999                   MONTH     MONTHS    MONTHS    INCEPTION*
-------------------------------------------------------------------------------------
J.P. Morgan Global 50 Fund             5.68%     10.66%    26.65%     12.80%
MSCI World Index                       3.93%      5.35%    19.57%     17.44%
Lipper Global Funds Average            4.97%      5.80%    19.65%      8.27%

AS OF MARCH 31, 1999
-------------------------------------------------------------------------------------
J.P. Morgan Global 50 Fund             7.88%      8.69%    35.68%      6.73%
MSCI World Index                       4.15%      3.57%    25.44%     13.00%
Lipper Global Funds Average            3.70%      2.83%    21.44%      3.08%

* THE FUND COMMENCED OPERATIONS ON MAY 29, 1998.

MSCI WORLD INDEX IS AN UNMANAGED, MARKET VALUE-WEIGHTED AVERAGE OF THE PERFORMANCE OF 1460 SECURITIES LISTED ON THE STOCK EXCHANGES OF 23 COUNTRIES. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS ARE NET OF FEES AND REFLECT THE REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED RETURNS WOULD HAVE BEEN LOWER. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

Following is an interview with Shawn Lytle, vice president, a member of the portfolio management team of the J.P. Morgan Global 50 Fund. Shawn joined J.P. Morgan in 1992, participating in the analyst training program. Prior to joining the portfolio management team, Shawn worked for Morgan's Private Client Group in San Francisco as a client advisor responsible for new business development for independent money managers. Shawn is a graduate of Georgetown University. This interview was conducted on May 13, 1999, and reflects his views on that date.

[PHOTO]

THE FUND HAS PERFORMED EXCEPTIONALLY WELL OVER THE PAST SIX MONTHS. HOW DID YOU DO IT?

SL: It's stock selection. That's what the portfolio is designed to do -- focus on bottom-up stock selection. At Morgan, we have 71 equity analysts located around the world. We talk to the analysts, identify their best stock ideas, and then select the most attractive companies in 19 sectors. We're far more interested in the company than in the country in which it is domiciled. We're looking for undervalued companies worldwide, regardless of location.

WHICH COMES FIRST, THE COMPANY OR THE SECTOR?

SL: We look at the globe as if it contains 19 distinct industries or sectors. For each sector, we have several analysts around the world, each covering the companies located in their region. These analysts make both long-term expected return forecasts and more subjective, short-term assessments about how each company will perform. We'll ask them about the assumptions they are making behind their analysis and recommendations. Then we decide sector by sector which of these stocks should be in the portfolio, maintaining broad diversification across all 19 sectors. By roaming the world and building the portfolio sector by sector, we allow stock picking to dictate the portfolio's final country allocation.

TELL US ABOUT ONE OF YOUR RECENT STRONG PERFORMERS.

SL: YPF, the Argentinean oil producer. We've owned this stock since the inception of the fund nearly a year ago. When we looked at oil stocks worldwide, we noticed that YPF was selling at a significant discount, yet it was a very competitive company. Its price was low because oil was selling at historic lows and the company is based in a small emerging market country. As oil prices recovered, investors began searching for undervalued companies and this stock began to outperform. In addition, the Spanish oil company Repsol came in early this year and bought 15% of YPF. After oil prices rose dramatically in March and April, Repsol decided to buy the remaining 85% for cash at a 25% premium.

BUT AN INEXPENSIVE STOCK CAN REMAIN INEXPENSIVE. WHAT MAKES ITS PRICE RISE?

SL: A catalyst. After reviewing the analyst's long and short term projections, our job is to identify a catalyst that will make each stock outperform. The catalyst can be compelling price, corporate cost cutting or restructuring, merger or acquisitions potential, dominant industry position or competitive advantage, new products, or quality of management.

In the case of YPF, the company was more than a very inexpensive oil company, partially owned by the government. The first catalyst was oil prices, which were depressed. Our analysts anticipated that they would recover. Second, there was the potential that the Argentinean government would sell its stake, which it eventually did to Repsol. By completing the YPF acquisition, Repsol will become one of the top 10 oil producers in the world.

IF YOU THINK A COMPANY OFFERS AN EXCEPTIONAL OPPORTUNITY, WILL YOU OVERWEIGHT
IT?

SL: No. Typically we'll hold an equal position in each stock -- about 2% of funds assets. This allows each stock to make a meaningful contribution to the portfolio without dominating the risk and return.

DO YOU HAVE ANOTHER EXAMPLE OF A CATALYST THAT WORKED?

SL: Yes -- ST Microelectronics of France. We saw it as a way to participate in the semiconductor industry, which was depressed last year. Overcapacity was a problem in the industry, but production is now falling more closely in line with demand, so investors are beginning to see signs of a recovery in the sector. The true turnaround is just now taking place but stock prices have been bid up this year in anticipation and ST Microelectronics has performed particularly well.

IF YOU FIND A NUMBER OF THESE COMPANIES IN THE SAME SECTOR, WILL YOU OVERWEIGHT IT?

SL: We try to focus on specific stocks, not sectors, which will provide superior returns, and work to maintain broad sector diversification. However, with 2% positions in each stock, we can quickly overweight or underweight a sector. Right now, telecommunications is an example of a sector where we are finding a number of compelling investment opportunities. There has been a substantial amount of mergers and acquisitions recently in this industry, with companies trying to define what the industry might look like in a few years. We believe the data and wireless markets are going to be the most profitable. That's why we purchased shares in Level 3 Communications in March. It is building one of the most extensive fiber optics networks to carry voice, data and video. We also own Internet leaders MCI Worldcom and Cable & Wireless of the U.K. We added the latter in March. We've recently sold Telecom Italia, after Olivetti made a hostile bid for the company, and GN Store Nord of Denmark. We also own two other companies in the sector with strong wireless businesses: DDI and Swisscom.

WHAT STOCKS DO YOU OWN IN THE U.S.?

SL: We don't have a large position in the U.S. We were able to find more good companies at better prices in other countries. But we are pleased that our stock selection has outperformed the U.S. market as a whole. Some of our best performers include EMC, Union Pacific, and Waste Management.

HOW HAVE YOU DONE IN JAPAN?

SL: Very well. Investors are more confident in Japan this year. People are more comfortable that banking reform will succeed, that the economy is stabilizing, and that more and more companies will restructure. We've identified undervalued companies in Japan and have had over 10% of the portfolio there since November. It wasn't because we thought the Japanese economy had reached bottom at that point and was about to turn around. We couldn't be sure. But we did find internationally competitive companies at attractive prices - like Sony, which has since announced a major restructuring plan to consolidate two subsidiaries into the company. We also like Honda, a global auto maker with a very strong manufacturing platform and healthy margins when compared with its competition worldwide.

DO YOU THINK STOCK MARKETS WORLDWIDE CAN CONTINUE THIS OUTSTANDING PERFORMANCE?

SL: One can never be sure, but we are optimistic. The U.S. economy continues to be strong. The European outlook is beginning to improve with falling interest rates and a weak Euro, which should generate growth in the second half of this year. And hope is rising in Japan and throughout Asia. We recognize that the world's markets are not cheap, but we like the current environment. And should the markets disappoint us, we expect over the long term, we'll still be able to provide solid returns because we are focusing on picking the best companies globally.

FUND FACTS

INVESTMENT OBJECTIVE

J.P. Morgan Global 50 Fund seeks to provide a high total return from a concentrated portfolio of global equity securities.

-------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
5/29/98

-------------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/99
$90,680,040

-------------------------------------------------------------------------------
DIVIDEND PAYABLE DATE
12/20/99

-------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99

EXPENSE RATIO
The fund's current annual expense ratio of 1.50% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.
Fund highlights

FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1999

COUNTRY ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

EUROPE/AFRICA                         45.5%
UNITED STATES                         19.8%
JAPAN                                 13.4%
ASIA PACIFIC EX-JAPAN                 11.9%
CANADA                                 4.9%
LATIN AMERICA                          4.5%

LARGEST EQUITY HOLDINGS                       % OF TOTAL INVESTMENTS
--------------------------------------------------------------------
SEAGRAM CO. LTD. (CANADA)                                       3.1%
PHILIPS ELECTRONICS NV (NETHERLANDS)                            2.6%
HONGKONG ELECTRIC HOLDINGS LTD. (HONG KONG)                     2.6%
STMICROELECTRONICS NV (FRANCE)                                  2.5%
NORTH LTD. (AUSTRALIA)                                          2.5%
CHEUNG KONG HOLDINGS LTD. (HONGKONG)                            2.4%
NEWS CORP. LTD. (AUSTRALIA)                                     2.4%
LEVEL 3 COMMUNICATIONS INC. (UNITED STATES)                     2.4%
YPF SOCIEDAD ANONIMA (ARGENTINA)                                2.4%
BANK OF AMERICA (UNITED STATES)                                 2.4%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Reference to specific securities are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinions expressed herein are based on current market conditions and are subject to change without notice. The fund invests in foreign securities which are subject to special risks such as economic and political instability and currency fluctuation.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN GLOBAL 50 FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
COMMON STOCK (90.4%)
ARGENTINA (2.3%)
YPF Sociedad Anonima (Spon. ADR)
  (Oil-Production)(s)............................       49,090   $  2,061,780
                                                                 ------------

AUSTRALIA (4.7%)
News Corp. Ltd. (Broadcasting & Publishing)(s)...      249,000      2,089,894
North Ltd. (Metals & Mining)(s)..................    1,035,400      2,195,898
                                                                 ------------
                                                                    4,285,792
                                                                 ------------

AUSTRIA (1.9%)
Bank Austria AG (Banking)(s).....................       28,000      1,739,149
                                                                 ------------
CANADA (4.7%)
Newcourt Credit Group, Inc. (Financial
  Services)(s)...................................       57,800      1,632,850
Seagram Co. Ltd. (Food, Beverages &
  Tobacco)(s)....................................       46,700      2,679,412
                                                                 ------------
                                                                    4,312,262
                                                                 ------------

DENMARK (1.5%)
Danisco A/S (Food, Beverages & Tobacco)(s).......       30,000      1,406,257
                                                                 ------------

FINLAND (4.3%)
Rautaruukki OYJ, K Shares (Metals & Mining)(s)...      263,000      1,864,220
Stora Enso OYJ, A Shares (Forest Products &
  Paper) (s).....................................       62,214        699,010
Stora Enso OYJ, R Shares (Forest Products &
  Paper) (s).....................................      115,439      1,324,474
                                                                 ------------
                                                                    3,887,704
                                                                 ------------

FRANCE (9.3%)
Christian Dior SA (Retail)(s)....................       14,500      1,899,133
Compagnie Financiere de Paribas (Financial
  Services)(s)...................................       15,470      1,646,474
Rhodia SA (Chemicals)(s).........................       65,067      1,163,360
STMicroelectronics NV (Electronics)(s)...........       21,240      2,215,634
Total SA, B Shares (Oil-Services)(s).............       11,380      1,560,321
                                                                 ------------
                                                                    8,484,922
                                                                 ------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------

GERMANY (2.4%)
Muenchener Rueckversicherungs-Gesellschaft AG
  (Insurance)(s)+................................        5,417   $  1,088,878
Munchener Rueckversicherungs-Gesellschaft AG (New
  Shares) (Insurance)(s)+........................        5,417      1,077,416
                                                                 ------------
                                                                    2,166,294
                                                                 ------------

HONG KONG (4.9%)
Cheung Kong Holdings Ltd. (Real Estate)(s).......      233,000      2,119,493
Hongkong Electric Holdings Ltd. (Electric)(s)....      718,500      2,289,869
                                                                 ------------
                                                                    4,409,362
                                                                 ------------

JAPAN (13.0%)
DDI Corp. (Telecommunication Services)(s)........          374      1,858,072
Honda Motor Co. Ltd. (Automotive)(s).............       42,000      1,850,850
Mitsubishi Chemical Corp. (Chemicals)(s).........      638,000      1,972,347
Mitsui Trust & Banking Co. Ltd. (Banking)(s).....      430,000        695,284
Rohm Co. Ltd. (Electronics)(s)...................       17,000      2,050,915
Sony Corp. (Electronics)(s)......................       19,500      1,821,570
Yamanouchi Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(s)...........................       48,000      1,520,090
                                                                 ------------
                                                                   11,769,128
                                                                 ------------

NETHERLANDS (2.5%)
Philips Electronics NV (Electronics)(s)..........       26,802      2,310,955
                                                                 ------------

SOUTH AFRICA (3.2%)
AngloGold Ltd. (Metals & Mining)(s)..............       33,026      1,558,151
South African Breweries Ltd. (Food, Beverages &
  Tobacco)(s)+...................................      158,898      1,314,532
                                                                 ------------
                                                                    2,872,683
                                                                 ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
SPAIN (5.3%)
Actividades de Construccion y Servicios SA
  (Construction & Housing)(s)....................       51,700   $  1,554,466
Iberdrola SA (Electric)(s).......................      102,700      1,439,637
Telefonica SA (Telecommunication Services)(s)....       38,300      1,797,045
                                                                 ------------
                                                                    4,791,148
                                                                 ------------

SWITZERLAND (5.0%)
Nestle SA (Food, Beverages & Tobacco)(s).........          630      1,168,175
Swisscom AG (Telecommunication Services)(s)+.....        4,500      1,655,225
Zurich Allied AG (Insurance)(s)..................        2,604      1,681,322
                                                                 ------------
                                                                    4,504,722
                                                                 ------------
UNITED KINGDOM (7.3%)
Allied Zurich PLC (Insurance)(s).................       84,800      1,125,061
Cable & Wireless PLC (Telecommunication
  Services)(s)...................................      139,000      1,992,975
Royal & Sun Alliance Insurance Group PLC
  (Insurance)(s)+................................      184,000      1,592,390
Schroders PLC (Banking)(s).......................      102,000      1,913,283
                                                                 ------------
                                                                    6,623,709
                                                                 ------------

UNITED STATES (18.1%)
Ambac Financial Group, Inc. (Insurance)(s).......       27,400      1,654,275
Bank of America Corp. (Banking)(s)...............       28,500      2,052,000
Bristol-Myers Squibb Co. (Pharmaceuticals)(s)....       27,600      1,754,325
EMC Corp. (Computer Peripherals)(s)..............       13,000      1,416,188
Level 3 Communications, Inc. (Telecommunication
  Services)(s)...................................       23,200      2,088,725
MCI WorldCom, Inc. (Telecommunication
  Services)(s)+..................................       24,800      2,037,475
Monsanto Co. (Chemicals)(s)......................       30,300      1,371,075
              SECURITY DESCRIPTION                   SHARES         VALUE
-------------------------------------------------  -----------   ------------
UNITED STATES (CONTINUED)
Union Pacific Corp. (Railroads)(s)...............       33,000   $  1,980,000
Waste Management, Inc. (Pollution Control)(s)....       36,000      2,034,000
                                                                 ------------
                                                                   16,388,063
                                                                 ------------
  TOTAL COMMON STOCK (COST $71,995,333)..........                  82,013,930
                                                                 ------------

PREFERRED STOCK (3.3%)
BRAZIL (2.1%)
Tele Norte Leste Participacoes SA (ADR)
  (Telecommunication Services)(s)................      111,025      1,880,486
                                                                 ------------

GERMANY (1.2%)
Volkswagen AG (Automotive)(s)....................       25,800      1,084,984
                                                                 ------------
  TOTAL PREFERRED STOCK (COST $3,211,398)........                   2,965,470
                                                                 ------------

                                                      PRINCIPAL
                                                      AMOUNT{::}
                                                   ----------------
CONVERTIBLE BONDS (1.9%)
SINGAPORE (1.9%)
Finlayson Global, zero coupon due 02/19/04
  (Airlines) (COST $1,367,187)...................     EUR 1,260,000      1,716,266
                                                                      ------------
SHORT-TERM INVESTMENTS (1.0%)
REPURCHASE AGREEMENT (0.5%)
State Street Bank and Trust Co., 4.00% due
  05/03/99 dated 04/30/99, proceeds $494,164
  (collaterized by $370,000, U.S. Treasury Note,
  8.875% due 02/15/19, valued at $506,437).......           494,000        494,000
                                                                      ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

                                                      PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT{::}         VALUE
-------------------------------------------------  ----------------   ------------
U.S. TREASURY OBLIGATIONS (0.5%)
U.S. Treasury Bills, 4.51%(y) due 07/15/99(s)....           420,000   $    416,241
                                                                      ------------
  TOTAL SHORT-TERM INVESTMENTS (COST $910,159)...                          910,241
                                                                      ------------
TOTAL INVESTMENTS (COST $77,484,077) (96.6%).......................
                                                                        87,605,907
OTHER ASSETS IN EXCESS OF LIABILITIES (3.4%).......................
                                                                         3,074,133
                                                                      ------------
NET ASSETS (100.0%)................................................   $ 90,680,040
                                                                      ------------
                                                                      ------------

------------------------------
Note: Based on the cost of investments of $77,488,154 for federal income tax purposes at April 30, 1999, the aggregate gross unrealized appreciation and depreciation was $14,475,159 and $4,357,406, respectively, resulting in net unrealized appreciation of $10,117,753.

+ - Non-income producing security.

(s) - Security is fully or partially segregated with custodian as collateral for futures contracts or with broker as initial margin for futures contracts. $32,542,407 of the market value has been segregated.

(y) - Yield to maturity.

ADR - American Depositary Receipt.

EUR - Euro.

Spon. ADR - Sponsored ADR.

{::} - Denominated in United States Dollar unless otherwise indicated.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

                                                       PERCENT OF
                                                    TOTAL INVESTMENTS
                                                    -----------------
Telecommunication Services........................        15.1%
Electronic........................................        10.9%
Insurance.........................................         9.4%
Banking...........................................         7.9%
Food, Beverages & Tobacco.........................         7.5%
Metals & Mining...................................         6.4%
Chemicals.........................................         5.1%
Electric..........................................         4.3%
Pharmaceuticals...................................         3.7%
Automotive........................................         3.4%
Oil Production....................................         2.4%
Broadcasting & Publishing.........................         2.4%
Real Estate.......................................         2.4%
Electrical Equipment..............................         2.3%
Forest Products & Paper...........................         2.3%
Pollution Control.................................         2.3%
Railroads.........................................         2.3%
Retail............................................         2.2%
Airlines..........................................         2.0%
Construction & Housing............................         1.8%
Oil Services......................................         1.8%
Computers.........................................         1.6%
Government Obligations............................         0.5%
                                                    -----------------
                                                         100.0%
                                                    -----------------
                                                    -----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $77,484,077 )           $87,605,907
Cash                                                       137
Foreign Currency at Value (Cost $3,187,753 )         3,172,218
Receivable for Investments Sold                        115,236
Unrealized Appreciation of Forward Foreign
  Currency Contracts                                 1,231,641
Receivable for Shares of Beneficial Interest Sold      957,242
Dividends and Interest Receivable                      208,957
Receivable for Expense Reimbursements                   34,818
Foreign Tax Reclaim Receivable                          26,736
Deferred Organization Expenses                          16,342
Prepaid Trustees' Fees                                     295
Other Assets                                               301
                                                   -----------
    Total Assets                                    93,369,830
                                                   -----------
LIABILITIES
Payable for Investments Purchased                    1,937,984
Unrealized Depreciation of Forward Foreign
  Currency Contracts                                   508,883
Advisory Fee Payable                                    97,765
Shareholder Servicing Fee Payable                       17,832
Organization Expenses Payable                           16,250
Variation Margin Payable                                 9,123
Foreign Tax Withholding Payable                          4,728
Administrative Services Fee Payable                      4,030
Payable for Shares of Beneficial Interest
  Redeemed                                               2,213
Administration Fee Payable                                 348
Fund Services Fee Payable                                   35
Accrued Expenses                                        90,599
                                                   -----------
    Total Liabilities                                2,689,790
                                                   -----------
NET ASSETS                                         $90,680,040
                                                   -----------
                                                   -----------
J.P. MORGAN SHARES
Applicable to 5,358,094 shares outstanding
  (par value $0.001, unlimited shares authorized)  $90,680,040
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  per Share                                             $16.92
                                                         -----
                                                         -----
ANALYSIS OF NET ASSETS
Paid-in capital                                    $82,229,715
Undistributed Net Investment Income                  1,332,002
Accumulated Net Realized Loss on Investments and
  Foreign Currency Contracts and Transactions       (3,769,673)
Net Unrealized Appreciation of Investments and
  Foreign Currency Contracts and Translations       10,887,996
                                                   -----------
    Net Assets                                     $90,680,040
                                                   -----------
                                                   -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income (Net of Foreign Withholding Tax
  of $40,132 )                                                   $   623,138
Interest Income                                                       28,172
                                                                 -----------
    Investment Income                                                651,310
EXPENSES
Advisory Fee                                       $   496,224
Custodian Fees and Expenses                            104,612
Shareholder Servicing Fee                               99,245
Transfer Agent Fee                                      37,246
Professional Fees and Expenses                          25,024
Administrative Services Fee                             20,994
Amortization of Organization Expense                     1,982
Fund Services Fee                                          841
Administrative Fee                                         389
Trustees' Fees and Expenses                                384
Miscellaneous                                           22,478
                                                   -----------
    Total Expenses                                     809,419
Less: Reimbursement of Expenses                       (213,950)
                                                   -----------
NET EXPENSES                                                         595,469
                                                                 -----------
NET INVESTMENT INCOME                                                 55,841
NET REALIZED GAIN (LOSS) ON
  Investment Transactions                            2,645,335
  Futures Contracts                                    211,586
  Foreign Currency Contracts and Transactions         (418,252)
                                                   -----------
    Net Realized Gain                                              2,438,669
NET CHANGE IN UNREALIZED APPRECIATION OF
  Investment Transactions                           14,277,056
  Futures Contracts                                     26,519
  Foreign Currency Contracts and Transactions        2,414,723
                                                   -----------
    Net Change in Unrealized Appreciation                         16,718,298
                                                                 -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $19,212,808
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        FOR THE PERIOD
                                                       FOR THE           MAY 29, 1998
                                                   SIX MONTHS ENDED    (COMMENCEMENT OF
                                                    APRIL 30, 1999    OPERATIONS) THROUGH
                                                     (UNAUDITED)       OCTOBER 31, 1998
                                                   ----------------   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                              $        55,841    $          148,574
Net Realized Gain (Loss) on Investments, Futures
  and Foreign Currency Contracts and Transactions        2,438,669            (5,467,543)
Net Change in Unrealized Appreciation
  (Depreciation) of Investments, Futures and
  Foreign Currency Contracts and Translations           16,718,298            (5,830,302)
                                                   ----------------   -------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                         19,212,808           (11,149,271)
                                                   ----------------   -------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        10,640,927           101,633,355
Cost of Shares of Beneficial Interest Redeemed         (15,659,669)          (13,998,110)
                                                   ----------------   -------------------
    Net Increase (Decrease) from Shareholder
      Transactions                                      (5,018,742)           87,635,245
                                                   ----------------   -------------------
    Total Increase in Net Assets                        14,194,066            76,485,974
NET ASSETS
Beginning of Period                                     76,485,974                    --
                                                   ----------------   -------------------
End of Period (including undistributed net
  investment income of $1,332,002 and $1,276,161,
  respectively)                                    $    90,680,040    $       76,485,974
                                                   ----------------   -------------------
                                                   ----------------   -------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                         FOR THE PERIOD
                                                        FOR THE           MAY 29, 1998
                                                   SIX MONTHS ENDED     (COMMENCEMENT OF
                                                    APRIL 30, 1999     OPERATIONS) THROUGH
                                                      (UNAUDITED)       OCTOBER 31, 1998
                                                   -----------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $ 13.36              $ 15.00
                                                   -----------------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.02                 0.22
Net Realized and Unrealized Gain (Loss) on
  Investments, Futures and Foreign Currency
  Contracts and Transactions                               3.54                (1.86)
                                                   -----------------   -------------------
Total from Investment Operations                           3.56                (1.64)
                                                   -----------------   -------------------

NET ASSET VALUE, END OF YEAR                            $ 16.92              $ 13.36
                                                   -----------------   -------------------
                                                   -----------------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                              26.65%(a)           (10.93)%(a)
Net Assets, End of Period (in thousands)                $90,680              $76,486
Ratios to Average Net Assets
  Expenses                                                 1.50%(b)             1.50%(b)
  Net Investment Income                                    0.14%(b)             0.43%(b)
  Expenses without Reimbursement                           2.04%(b)             2.07%(b)
Portfolio Turnover                                           37%(a)               54%(a)

------------------------
(a) Not Annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The J.P. Morgan Global 50 Fund (the "fund") is a series of J.P. Morgan Series Trust, a Massachusetts business trust (the "trust"). The trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The fund's investment objective is to provide high total return from a concentrated portfolio of global equity securities. The trustees of the trust have divided the beneficial interests in the fund into two classes of shares, Institutional Shares and Select Shares. Currently, the fund only offers Select Shares. The fund commenced operations on May 29, 1998. The Declaration of Trust permits the trustees to issue an unlimited number of shares in the fund.

The fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions, which could cause the securities and their markets to be less liquid and prices more volatile than those comparable to the United States.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the fund's trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All short-term portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the fund's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the fund's trustees.

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

      The fund's custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the fund. It is the policy of the fund to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations.

      Although the net assets of the fund are presented at the exchange rates and market values prevailing at the end of the period, the fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) Distributions to shareholders of net investment income and net realized capital gains, if any, are declared and paid annually.

   e) The fund incurred organization expenses in the amount of $20,000. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the fund.

   f) The fund may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the fund as unrealized appreciation or depreciation of forward foreign currency contract translations. At April 30, 1999, the fund had open forward foreign currency contracts as follows:

      SUMMARY OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   CONTRACTUAL    VALUE AT     APPRECIATION/
                                                      VALUE        4/30/99     (DEPRECIATION)
                                                   -----------   -----------   --------------
PURCHASE CONTRACTS
Australian Dollar 393,758, expiring 5/25/99......  $   250,966   $   260,582   $       9,616
British Pound 3,420,038, expiring 5/25/99........    5,529,092     5,500,257         (28,835)
Canadian Dollar 2,742,996, expiring 5/25/99......    1,844,465     1,881,343          36,878
Danish Krone 18,580,480 for EUR 2,498,854,
 expiring 5/25/99................................    2,644,002     2,644,317             315
Danish Krone 1,069,424 for GBP 96,401, expiring
 5/25/99.........................................      155,036       152,197          (2,839)
Euro 4,840,445, expiring 5/25/99.................    5,276,041     5,121,606        (154,435)
Euro 500,000 for JPY 63,000,000, expiring
 05/25/99........................................      529,300       529,043            (257)
Japanese Yen 513,218,322, expiring 5/25/99.......    4,296,608     4,311,844          15,236
Japanese Yen 63,400,000 for EUR 500,000, expiring
 5/25/99.........................................      529,043       532,660           3,617
Norwegian Krone 1,768,457, expiring 5/25/99......      222,419       226,087           3,668
Singapore Dollar 1,091,319, expiring 5/25/99.....      635,448       644,993           9,545
Swedish Krona 5,438,461, expiring 5/25/99........      656,490       645,417         (11,073)
Swedish Krona 9,134,987 for JPY 130,000,000,
 expiring 5/25/99................................    1,092,205     1,084,108          (8,097)
Swiss Franc 260,964, expiring 5/25/99............      181,857       171,509         (10,348)
Swiss Franc 973,391 for GBP 419,674, expiring
 5/25/99.........................................      674,938       639,725         (35,213)

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

                                                                 U.S. DOLLAR   NET UNREALIZED
                                                   SETTLEMENT     VALUE AT     APPRECIATION/
                                                      VALUE        4/30/99     (DEPRECIATION)
                                                   -----------   -----------   --------------
SALES CONTRACTS
Australian Dollar 3,313,000, expiring 5/25/99....  $ 2,119,121   $ 2,192,484   $     (73,363)
British Pound 1,930,112, expiring 5/25/99........    3,141,175     3,104,092          37,083
Danish Krone 19,649,904, expiring 5/25/99........    2,914,724     2,796,514         118,210
Euro 16,495,110, expiring 5/25/99................   18,159,513    17,453,241         706,272
Hong Kong Dollar 25,176,832, expiring 5/25/99....    3,241,643     3,248,203          (6,560)
Japanese Yen 1,479,410,103, expiring 5/25/99 ....   12,513,751    12,429,382          84,369
Singapore Dollar 1,091,319, expiring 5/25/99 ....      641,198       644,993          (3,795)
South African Rand 13,772,134, expiring
 5/25/99.........................................    2,146,530     2,249,208        (102,678)
Swiss Franc 3,739,306, expiring 5/25/99..........    2,592,959     2,457,517         135,442
                                                                               --------------
Net Unrealized Appreciation of Forward Foreign
 Currency Contracts..............................                              $     722,758
                                                                               --------------
                                                                               --------------

   g) Futures -- A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Upon entering into such a contract, the fund is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The fund invests in futures contracts for the purpose of hedging its existing fund securities, or securities the fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. At April 30, 1999, the fund had open futures contracts as follows:

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

SUMMARY OF OPEN CONTRACTS AT APRIL 30, 1999

                                                                    NET UNREALIZED    PRINCIPAL
                                                                    APPRECIATION/       AMOUNT
                                                   CONTRACTS LONG   (DEPRECIATION)   OF CONTRACTS
                                                   --------------   --------------   ------------
CAC 40 Index, expiring May 1999..................              3    $       2,564    $   140,031
DAX Index, expiring June 1999....................              1            6,455        142,678
FSTE 100 Index, expiring June 1999...............              2            6,591        211,374
Topix Index, expiring June 1999..................              4           33,243        445,203
                                                   --------------   --------------   ------------
Totals...........................................             10    $      48,853    $   939,286
                                                   --------------   --------------   ------------
                                                   --------------   --------------   ------------

   h) The fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary. The fund earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) The fund has an Investment Advisory Agreement with J.P. Morgan Investment Management, Inc. ("JPMIM"), a wholly owned subsidiary of J.P. Morgan. Under the terms of the agreement, the fund pays JPMIM at an annual rate of 1.25% of the fund's average daily net assets. For the six months ended April 30, 1999, such fees amounted to $496,224.

   b) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 1999, the fee for these services amounted to $389.

   c) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the trust and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------
      payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust and certain other investment companies for which Morgan provides administrative services. For the six months ended April 30, 1999, the fee for these services amounted to $20,994.

      In addition, Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund at no more than 1.50% of the average daily net assets of the fund until further notice. For the six months ended April 30, 1999, Morgan has agreed to reimburse the fund $213,950 for expenses under this agreement.

   d) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the six months ended April 30, 1999, the fee for these services amounted to $99,245.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   e) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $841 for the six months ended April 30,1999.

   f) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $200.

J.P. MORGAN GLOBAL 50 FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1999
--------------------------------------------------------------------------------

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                                        FOR THE PERIOD
                                                       FOR THE           MAY 29, 1999
                                                   SIX MONTHS ENDED    (COMMENCEMENT OF
                                                    APRIL 30, 1999    OPERATIONS) THROUGH
                                                     (UNAUDITED)       OCTOBER 31, 1998
                                                   ----------------   -------------------
Shares sold......................................          680,948             6,808,830
Shares redeemed..................................       (1,049,009)           (1,082,675)
                                                   ----------------   -------------------
Net Increase (Decrease)..........................         (368,061)            5,726,155
                                                   ----------------   -------------------
                                                   ----------------   -------------------

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended April 30, 1999 were as follows:

   COST OF     PROCEEDS FROM
  PURCHASES        SALES
-------------  -------------
  $29,223,709    $33,945,613

5. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. The maximum borrowing under the agreement was $150,000,000. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement has extended the Agreement and continues its participation therein for an additional 364 days until May 23, 2000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. Prior to May 26, 1999 the funds paid a commitment fee at an annual rate of 0.065% on the unused portion of the committed amount; under the current Agreement, the commitment fee has increased to an annual rate of 0.085% on the unused portion of the committed amount. This is allocable to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings pursuant to the Agreement at April 30, 1999.

J.P. MORGAN FUNDS

       PRIME MONEY MARKET FUND

       FEDERAL MONEY MARKET FUND

       TAX EXEMPT MONEY MARKET FUND

       TAX AWARE ENHANCED INCOME FUND: SELECT SHARES

       SHORT TERM BOND FUND

       BOND FUND

       GLOBAL STRATEGIC INCOME FUND

       EMERGING MARKETS DEBT FUND

       TAX EXEMPT BOND FUND

       NEW YORK TAX EXEMPT BOND FUND

       CALIFORNIA BOND FUND: SELECT SHARES

       DIVERSIFIED FUND

       DISCIPLINED EQUITY FUND

       U.S. EQUITY FUND

       U.S. SMALL COMPANY FUND

       U.S. SMALL COMPANY OPPORTUNITIES FUND

       TAX AWARE U.S. EQUITY FUND: SELECT SHARES

       INTERNATIONAL EQUITY FUND

       EUROPEAN EQUITY FUND

       INTERNATIONAL OPPORTUNITIES FUND

       EMERGING MARKETS EQUITY FUND

       GLOBAL 50 FUND: SELECT SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411.

J.P. Morgan
Global 50
Fund

SEMIANNUAL REPORT
APRIL 30, 1999

IM0402-M